SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Intersections Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 31, 2017
INTERSECTIONS INC.
INTERSECTIONS INC.
3901 STONECROFT BLVD
CHANTILLY, VA 20151
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
1 OF 2 12 15
Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 03, 2017
Date: May 31, 2017 Time: 11:00 AM EDT
Location: 3901 STONECROFT BLVD
CHANTILLY, VA 20151
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
B A R C O D E
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0000331554_1 R1.0.1.15

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items

The board of directors recommends you vote FOR the nominees listed in proposal 1:

1. To elect 9 nominees for Directors:

Nominees

01) Michael R. Stanfield 02) John M. Albertine 03) Thomas G. Amato 04) Thomas L. Kempner 05) Bruce L. Lev
06) John H. Lewis 07) David A. McGough 08) Johan J. Roets 09) Melvin R. Seiler

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. An advisory vote on executive compensation.

3. To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017.

4. To approve certain amendments to the 2014 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan and the amount of awards that may be granted to participants under the plan in any calendar year.

NOTE: With discretionary authority upon such other matters as may properly come before the Meeting.

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Reserved for Broadridge Internal Control Information
NAME
THE COMPANY NAME INC. - COMMON 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345
THE COMPANY NAME INC. - 401 K 123,456,789,012.12345
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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